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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File numbers 333-52555, 333-52557, 333-52559) of
Tridex Corporation our report dated April 9, 2001 relating to the consolidated financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
Hartford, Connecticut
April 16, 2001